Exhibit 10.1

SURGEPAYS, INC.

2021 EMPLOYEE/PROFESSIONAL/CONSULTANT STOCK COMPENSATION PLAN

1. Purpose. The purpose of this Plan is to provide compensation in the form of shares of Common Stock, par value $0.001 per share, of SurgePays, Inc. (the “Company”) to eligible employees, professionals, advisors, and consultants that have previously rendered services or that will render services during the term of this SurgePays, Inc. 2021 Employee/Professional/Consultant Stock Compensation Plan (hereinafter referred to as the “Plan.”)

2. Administration. (a) This Plan shall be administered by the Company’s Board of Directors (the “Board”) who may from time to time issue orders or adopt resolutions, not inconsistent with the provisions of this Plan, to interpret the provisions and supervise the administration of this Plan. The Chief Executive Officer shall make initial determinations as to which employees, professionals, advisors, and consultants will be considered to receive shares under this Plan and will provide a list to the Board. All final determinations shall be by the affirmative vote of a majority of the members of the Board at a meeting called for such purpose, or reduced to writing and signed by a majority of the members of the Board. Subject to the Company’s Bylaws, all decisions made by the Board in selecting eligible employees and professionals, advisors, and consultants (which such professionals, advisors, and consultants hereinafter referred to as “Consultants”), establishing the number of shares, and construing the provisions of this Plan shall be final, conclusive and binding on all persons including the Company, shareholders, employees and Consultants.

(b) The Board may from time to time appoint a Consultants Plan Committee, consisting of at least one member of the Board and one officer, none of whom shall be eligible to participate in the Plan while members of the Committee. The Board may delegate to such Committee power to select the particular Consultants that are to receive shares, and to determine the number of shares to be allocated to each such Consultant.

(c) If the Securities and Exchange Commission (the “SEC”) rules and/or regulations relating to the registration of shares of Common Stock pursuant to a Registration Statement on Form S-8 should change during the terms of this Plan, the Board shall have the power to alter this Plan to conform to such changes.

3. Eligibility. Shares shall be granted only to employees or Consultants that are within that class who are eligible to be granted shares registered pursuant to a Registration Statement on Form S-8.

4. Shares Subject to the Plan. The total number of shares of Common Stock to be subject to this Plan is 3,000,000. The shares subject to the Plan will be registered with the SEC on a Registration Statement on Form S-8.

5. Death of Employee or Consultant. If a employee or Consultant dies while he is a employee or Consultant to the Company or of any subsidiary, or within 90 days after termination, the shares, to the extent that the employee or Consultant was to be issued shares under Plan, may be issued to his personal representative or the person or persons to whom his rights under the Plan shall pass by his will or by the applicable laws of descent and distribution.

6. Termination of Employee or Consultant, Retirement or Disability. If a employee or Consultant shall cease to be retained by the Company for any reason (including retirement and disability) other than death after he shall have continuously been so retained for his specified term, he may, but only within the three-month period immediately following such termination, request his pro-rata number of shares for his services already rendered.

7. Termination of the Plan. This Plan shall terminate one year after its adoption by the Board.

At such time, any shares that remain unsold shall be removed from registration by means of a post-effective amendment to the Form S-8.

8. Effective Date of the Plan. This Plan shall become effective upon its adoption by the Board.

[-Signature page follows-]

CERTIFICATION OF ADOPTION

(By the Board of Directors)

The undersigned, being the members of the Board of Directors of SurgePays, Inc. hereby certifies that the foregoing Plan was adopted by a unanimous vote of the Board of Directors on March 10, 2021.

/s/ Kevin Brian Cox
Kevin Brian Cox, Director

/s/ Anthony P. Nuzzo
Anthony P. Nuzzo, Director

/s/ David N. Keys
David N. Keys, Director

s/ David May
David May, Director

s/ Jjkareem Jones
Jjkareem Jones, Director